                                                                   Exhibit 99.13

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

================================================================================

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[383,676,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                JANUARY 25, 2006

================================================================================

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll- free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

Total


                                                 AGGREGATE     PERCENT              WEIGHTED
                                   NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE
                                    MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT
                                     LOANS      OUTSTANDING     POOL      COUPON      SCORE
                                   ---------   ------------   --------   --------   --------
1st Lien, No Silent 2nds             2,160     $416,194,228     53.25%     7.483%      610
1st Lien, Silent 2nd not in deal       699     $139,113,368     17.80%     6.960%      656
1st Lien, Loud 2nd in deal             766     $164,899,617     21.10%     6.765%      650
2nd lien, 1st not in deal              445     $ 21,390,495      2.74%    10.590%      651
2nd lien, 1st in deal                  756     $ 39,959,456      5.11%    10.554%      650
                                     -----     ------------    ------     ------       ---
TOTAL:                               4,826     $781,557,165    100.00%     7.481%      630
                                     =====     ============    ======     ======       ===

                                                            WEIGHTED
                                     AVERAGE     WEIGHTED    AVERAGE
                                    PRINCIPAL     AVERAGE   COMBINED      PERCENT
                                     BALANCE     ORIGINAL   ORIGINAL       FULL        PERCENT
                                   OUTSTANDING      LTV        LTV     DOCUMENTATION      IO
                                   -----------   --------   --------   -------------   -------
1st Lien, No Silent 2nds             $192,683     81.52%     81.52%        54.31%       22.01%
1st Lien, Silent 2nd not in deal     $199,018     79.77%     98.65%        41.34%       53.28%
1st Lien, Loud 2nd in deal           $215,274     79.88%     99.39%        33.83%       50.76%
2nd lien, 1st not in deal            $ 48,069     98.36%     98.36%        41.90%        2.44%
2nd lien, 1st in deal                $ 52,856     99.57%     99.57%        33.59%        0.00%
                                     --------     -----      -----         -----        -----
TOTAL:                               $161,947     82.25%     89.72%        46.28%       31.98%
                                     ========     =====      =====         =====        =====

Group 1


                                                 AGGREGATE     PERCENT              WEIGHTED
                                   NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE
                                    MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT
                                     LOANS      OUTSTANDING     POOL      COUPON      SCORE
                                   ---------   ------------   --------   --------   --------
1st Lien, No Silent 2nds             1,903     $322,378,285     67.16%     7.507%      607
1st Lien, Silent 2nd not in deal       412     $ 62,722,627     13.07%     7.003%      648
1st Lien, Loud 2nd in deal             440     $ 70,637,343     14.71%     6.799%      641
2nd lien, 1st not in deal              242     $  9,325,699      1.94%    10.565%      638
2nd lien, 1st in deal                  409     $ 14,983,197      3.12%    10.668%      639
                                     -----     ------------    ------     ------       ---
TOTAL:                               3,406     $480,047,151    100.00%     7.495%      619
                                     =====     ============    ======     ======       ===

                                                            WEIGHTED
                                     AVERAGE     WEIGHTED    AVERAGE
                                    PRINCIPAL     AVERAGE   COMBINED      PERCENT
                                     BALANCE     ORIGINAL   ORIGINAL       FULL        PERCENT
                                   OUTSTANDING      LTV        LTV     DOCUMENTATION      IO
                                   -----------   --------   --------   -------------   -------
1st Lien, No Silent 2nds             $169,405     80.84%     80.84%        59.28%       18.86%
1st Lien, Silent 2nd not in deal     $152,239     79.70%     98.19%        55.94%       44.25%
1st Lien, Loud 2nd in deal           $160,539     79.83%     99.24%        52.48%       39.91%
2nd lien, 1st not in deal            $ 38,536     97.16%     97.16%        63.40%        0.60%
2nd lien, 1st in deal                $ 36,634     99.51%     99.51%        53.68%        0.00%
                                     --------     -----      -----         -----        -----
TOTAL:                               $140,942     81.44%     86.71%        57.75%       24.33%
                                     ========     =====      =====         =====        =====

Group 2


                                                 AGGREGATE     PERCENT              WEIGHTED
                                   NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE
                                    MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT
                                     LOANS      OUTSTANDING     POOL      COUPON      SCORE
                                   ---------   ------------   --------   --------   --------
1st Lien, No Silent 2nds               257     $ 93,815,944     31.12%     7.403%      620
1st Lien, Silent 2nd not in deal       287     $ 76,390,741     25.34%     6.925%      663
1st Lien, Loud 2nd in deal             326     $ 94,262,274     31.26%     6.740%      656
2nd lien, 1st not in deal              203     $ 12,064,796      4.00%    10.608%      661
2nd lien, 1st in deal                  347     $ 24,976,259      8.28%    10.486%      656
                                     -----     ------------    ------     ------       ---
TOTAL:                               1,420     $301,510,014    100.00%     7.458%      647
                                     =====     ============    ======     ======       ===

                                                            WEIGHTED
                                     AVERAGE     WEIGHTED    AVERAGE
                                    PRINCIPAL     AVERAGE   COMBINED      PERCENT
                                     BALANCE     ORIGINAL   ORIGINAL       FULL        PERCENT
                                   OUTSTANDING      LTV        LTV     DOCUMENTATION      IO
                                   -----------   --------   --------   -------------   -------
1st Lien, No Silent 2nds             $365,043     83.88%     83.88%        37.24%       32.81%
1st Lien, Silent 2nd not in deal     $266,170     79.83%     99.03%        29.35%       60.69%
1st Lien, Loud 2nd in deal           $289,148     79.91%     99.50%        19.85%       58.89%
2nd lien, 1st not in deal            $ 59,432     99.29%     99.29%        25.28%        3.86%
2nd lien, 1st in deal                $ 71,978     99.61%     99.61%        21.54%        0.00%
                                     --------     -----      -----         -----        -----
TOTAL:                               $212,331     83.53%     94.52%        28.03%       44.15%
                                     ========     =====      =====         =====        =====